Exhibit 10.6

Smart Repair Pro Inc.

July [      ], 2021

To: Purex Inc. (“Purex”)

Re: Acknowledgement of Loan

1.	On March 1, 2020 Smart Repair Pro Inc. (the “Lender”), has made available to Purex, an aggregate amount of 135,000 (the “Principal”).

2.	The Principal bared a simple interest of 4% per annum (the interest together with the Principal: “Loan”).

3.	Parties hereby acknowledge that on May 3, 2021 Purex repaid to Lender the entire Principal. Parties further confirm that Purex paid to the Lender a part of the outstanding interest in an amount of $4,000 and that Purex will pay to the Lender the balance of the outstanding interest no later than September 30, 2021.

4.	Any mortgages or liens which made in favor of Lender as part of the Loans are hereby nulled, and Company is hereby authorized to null all mortgages or liens which made in favor of Lender in connection with the provision of the Loan.

Sincerely,

Smart Repair Pro Inc.

By:	/s/ Smart Repair Pro
Name:
Title:

ACKNOWLEDGED AND ACCEPTED:

Purex Inc.

By:	/s/ Purex Inc.
Name:
Title: